DREYFUS STRATEGIC MUNICIPALS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Strategic Municipals, Inc. for the six-month period ended March 31, 1998. Your Fund produced a total return, including share price changes and interest income generated, of 4.42%.* During the reporting period, the Fund produced income dividends exempt from Federal personal income taxes of $.330 per share.** This is equivalent to an annualized Federally tax-free distribution rate per share of 6.60%.***
The Economy
    The United States economy seems to be well on the track to its eighth consecutive year of expansion. Low interest rates, restrained inflation and plentiful jobs have driven measures of consumer confidence to record levels. Personal income has grown strongly over the reporting period and consumer spending, after a sluggish holiday season, has picked up sharply this year. The production side of the economy has remained strong as well, although signs of leveling off were seen early in the year, perhaps due to the economic problems in Asia. The first effects of the Asian economic crisis were felt at the end of last year when after-tax corporate profits fell in the fourth quarter, the first decline since the third quarter of 1996. Balance of Trade figures for January (the latest data available) provided additional evidence that the economic difficulties in Asia may be affecting the U.S. economy.
    The Federal Reserve Board expects that a reduction in demand for U.S. exports will result from turmoil in Asia and dampen our domestic economic growth as a result. Currency devaluations throughout Asia, in turn, have made imports into the United States less expensive. Cheaper imports and waning demand for U.S. exports should place additional downward pressure on domestic prices, helping further to control inflation. The year-long decline in oil prices has also helped. A restrained rate of inflation, in turn, would ease some of the strains on the labor market, and help keep labor costs under control. The upward pressure on wages has been a paramount concern of the Federal Reserve Board because of the risk it poses for rekindling inflation. Wage costs have been rising at about 4% over the reporting period, a rate that has significantly outpaced inflation. New job creation has been strong over the reporting period with the unemployment rate remaining at or near 25-year lows. Yet inflation has stayed tame. The Consumer Price Index has risen 1.6% over the past 12 months and a broader measure of the cost of living, the Gross Domestic Product Price Deflator, has grown at the 1.4% level for the last two quarters of last year. The Producer Price Index was in outright decline over the reporting period.
    Restrained inflation has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the target rate for the Federal Funds was raised by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Low interest rates have provided a strong fundamental underpinning for interest rate-sensitive sectors of the economy such as housing. In this case, the Asian crisis has actually proven a stimulus to consumer spending since international bond investors have sought the safety of U.S. Government securities, causing interest rates to fall. This reduction in borrowing costs has spurred mortgage refinancing, thus giving consumers additional spending power. Mortgage rates have been at levels not seen since the 1960s. The housing market, a critical segment of the economy, has responded accordingly. New housing starts rose to their highest annual level in over ten years, while resale rates of existing homes set records during the reporting period. Overall spending on construction, both residential and commercial, has been solid.

    So far, the economy has remained remarkably robust and inflation-free. We are sensitive to the longevity of this extraordinary economic advance and will seek to keep alert to evidence of a potential reversal in direction or an upsurge in inflation.
Market Environment
    The market environment for bonds has been very constructive. During the last six months, yields on long-term, high grade tax-exempt bonds have declined by over one quarter of a percentage point. During this same time U.S. Treasury bond yields fell a bit further. Certainly, it has been the uncertain impact of the Asian financial crisis which has kept the Fed from pushing rates higher despite strong domestic economic data. Spurred by this drop in rates, the issuance of new municipal securities surged during the last several months. In fact, the volume of new issuance last year rose 20% over the previous year, marking 1997 as one of the most prolific years of issuance in history. So far, 1998 is on course to eclipse last year's pace. A record $68 billion of new tax-exempt debt was issued during the first quarter of 1998. The relatively minor correction to lower prices in recent weeks is reflective of the supply build-up.
    We believe that it is still too early to draw any conclusions regarding how much the Asian crisis will affect the U.S. economy. Until a clearer picture emerges from Asia, we believe investors will continue to find fixed income investments attractive. The still-strong and expanding economy would normally be a cause for concern to inflation watchers. However, it is generally believed that the Fed will refrain from taking any interest rate actions in the near term that could exacerbate the Asian situation. While the most recent economic and employment data has been indicative of a strengthening economy, inflation remains quiescent.
    The fixed-income markets are now in the middle of what has historically been a time of year when prices weaken. March and April are generally large debt issuance months in all markets. Based on past experience, it is expected that bonds will lose some ground; however, for the reasons cited, we believe that the current environment supports an outlook for steady monetary policy and well-anchored interest rates. As long as inflation growth remains low and the pace of consumer demand cools somewhat this spring, any setback to bonds should not be prolonged.
Portfolio Overview
    As discussed in previous communications to shareholders, while the Fund seeks Federally tax-exempt income, opportunities to enhance the dividend are limited. Quality spreads (the yield differential between the higher and lower quality bonds) continue to narrow. While there are many attributable reasons, the factor most cited is the rising percentage of the highest grade (AAA rated) insured bonds. Today, half of all new municipal bond issuance comes to market as insured. The dearth of higher yielding bonds coupled with strong investor demand has driven quality spreads to new lows.
    Further eroding our attempt to add incremental income has been the large decline in interest rates over the past few years. Many of the portfolio securities that were purchased in a higher interest rate environment are now being called by their issuers and replaced with lower coupon debt. Due principally to the lower interest rate environment, it was necessary to reduce the distributed dividend recently. In spite of this modest adjustment, Dreyfus Strategic Municipals, Inc. is still generating a Federally tax-free yield of nearly 6.60% presently. (This yield is subject to change based on the Fund's share price.)

    Looking forward, our focus will continue to be on owning securities meeting our investment criteria. The large slate of new issues scheduled for sale over the next several weeks makes us cautious near-term, but, as long as the economic data doesn't surprise negatively, this could prove to be a good buying opportunity. The market has not made any significant moves in recent weeks and this condition could persist going forward until a clearer picture of the repercussions of the Asian crisis emerges.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period.

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS                                                                          MARCH 31, 1998 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments-99.1%                                                               Amount          Value
                                                                                                ______________  _____________
Alabama-.9%
Alabama Industrial Development Authority, SWDR
  (Pine City Fiber Co.) 6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)..                    $    5,000,000 $    5,439,200
Alaska-1.1%
Alaska Housing Finance Corp., Refunding 5.75%, 6/1/2024 (Insured; MBIA).....                         6,300,000      6,455,610
Arizona-4.9%
Coconino County, PCR (Nevada Power Co. Project) 6.375%, 10/1/2036...........                         4,250,000      4,607,170
Pima County Industrial Development Authority, Industrial Revenue
  (Tuscon Electric Power Co. Project) 6%, 9/1/2029..........................                        15,500,000     15,955,545
Tempe Industrial Development Authority, IDR
  (California Micro Devices Corp. Project) 10.50%, 3/1/2018.................                         7,315,000      7,631,081
Arkansas-1.5%
Fayetteville Public Facilities Board, Revenue, Refunding
  (Butterfield Trail Village Project) 9.50%, 9/1/2014 (Prerefunded 9/1/1999) (a)                     7,785,000      8,540,378
California-5.3%
California 6.85%, 12/1/2018.................................................                        10,000,000     10,150,000
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
  Zero Coupon, 1/1/2025.....................................................                        43,860,000     10,180,783
  Zero Coupon, 1/1/2029.....................................................                        54,830,000     10,230,181
Colorado-4.7%
Bent County, COP (Medium Security Correctional Facility Project) 9.50%, 7/15/2013                   13,340,000     14,479,236
Colorado Health Facilities Authority, Revenue, Refunding
  (Rocky Mountain Adventist) 6.625%, 2/1/2013...............................                         6,950,000      7,482,509
Denver City and County, Airport Revenue 8%, 11/15/2025 (Prerefunding 11/15/2001) (a)                 5,000,000      5,567,738
Connecticut-.7%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
  5.85%, 11/15/2028.........................................................                         4,175,000      4,331,646
Florida-7.6%
Escambia County, PCR (Champion International Corp. Project) 6.90%, 8/1/2022.                         7,000,000      7,795,970
Florida Board of Education, Capital Outlay 8.579%, 6/1/2019 (b,c)...........                        20,000,000     23,275,000
Florida Housing Finance Agency, MFHR
  (Palm Aire Retirement Facility Project) 10%, 1/1/2020 (d).................                         4,724,245      3,684,912
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
    6.70%, 2/15/2015 (d)....................................................                         3,000,000      2,400,000
  (Osceola Power Limited Partnership Project)
    6.95%, 1/1/2022 (d).....................................................                         9,150,000      7,228,500
Georgia-3.2%
Atlanta Urban Residential Finance Authority, Residential Housing Revenue
  (Carter Hall Project) 8.50%, 1/1/2018 (e).................................                        10,550,000      6,330,000

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                         MARCH 31, 1998 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________  _____________
Georgia (continued)
Private Colleges and Universities Facilities Authority, Revenue, Refunding
  (Clark Atlanta University Project) 8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)                  $  10,245,000  $  12,391,840
Hawaii-1.5%
Hawaii Department of Transportation, Special Facility Revenue
  (Caterair International Corp. Project) 10.125%, 12/1/2010.................                         4,600,000      4,865,190
  (Continental Airlines, Inc.) 5.625%, 11/15/2027...........................                         4,000,000      4,013,600
Illinois-8.1%
Chicago-O'Hare International Airport, Special Facility Revenue:
  Refunding (Delta Airlines Project) 6.45%, 5/1/2018........................                         3,855,000      4,088,883
  (United Airlines, Inc. Project) 8.95%, 5/1/2018...........................                         9,270,000      10,462,771
Illinois Development Finance Authority, Revenue, Refunding
  (Community Rehabilitation Providers Facilities Acquisition Program) 6%, 7/1/2015                   3,500,000      3,653,965
Illinois Health Facilities Authority, Revenue, Refunding
  (Ravenswood Hospital Medical Center Project) 8.80%, 6/1/2006..............                         8,000,000      8,144,320
Robbins, RRR (Robbins Resource Recovery Partners):
  8.375%, Series A, 10/15/2016..............................................                        14,050,000     14,712,458
  8.375%, Series B, 10/15/2016..............................................                         5,700,000      5,968,755
Indiana-5.2%
Indiana Housing Finance Authority, SFMR 5.95%, 1/1/2029.....................                         4,000,000      4,185,640
Indianapolis Airport Authority, Special Facility Revenue
  (United Airlines, Inc. Project) 6.50%, 11/15/2031.........................                        24,000,000     26,099,280
Kentucky-5.3%
Kenton County Airport Board, Airport Revenue
  (Special Facilities-Delta Airlines Project):
    7.50%, 2/1/2020.........................................................                        10,000,000     11,099,100
    6.125%, 2/1/2022........................................................                        13,000,000     13,341,640
Kentucky Development Finance Authority, Hospital Improvement Revenue,
Refunding
  (Ashland Hospital-Kings Project):
    9.75%, 8/1/2005.........................................................                         4,785,000      4,964,294
    9.75%, 8/1/2011.........................................................                         1,135,000      1,177,563
Louisiana-1.9%
Parish of Saint James, SWDR (Freeport-McMoRan Partnership Project)
  7.70%, 10/1/2022..........................................................                        10,000,000     10,896,500
Maryland-1.3%
Baltimore County, PCR, Refunding
  (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015...........................                         2,500,000      2,806,600
Maryland Community Development Administration
  (Department of Housing and Community Development Housing) 5.65%, 7/1/2039.                         4,500,000      4,536,855
Massachusetts-.6%
Massachusetts Health and Educational Facilities Authority, Revenue, Refunding

  (Beth Israel Hospital Issue) 8.37%, 7/1/2025 (Insured; AMBAC) (b).........                         3,000,000      3,442,500

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                MARCH 31, 1998 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________  _____________
Michigan-3.5%
Michigan Hospital Finance Authority, HR, Refunding
  (Genesys Health System Obligated Group) 8.125%, 10/1/2021 (Prerefunded 10/1/2005) (a)         $    5,000,000  $   6,256,500
Michigan Strategic Fund, SWDR, Refunding
  (Genesee Power Station Project) 7.50%, 1/1/2021...........................                         7,000,000      7,621,530
Wayne Charter County, Special Airport Facilities Revenue, Refunding
  (Northwest Airlines, Inc.) 6.75%, 12/1/2015...............................                         5,685,000      6,273,682
Mississippi-3.2%
Claiborne County, PCR:
  (Middle South Energy, Inc.):
    9.50%, 12/1/2013........................................................                         2,000,000      2,118,280
    9.875%, 12/1/2014.......................................................                        10,180,000     10,806,783
  Refunding (System Energy Resources, Inc.) 6.20%, 2/1/2026.................                         5,425,000      5,608,148
Nevada-3.0%
Clark County, IDR:
  (Southwest Gas Corp.) 7.50%, 9/1/2032.....................................                         4,000,000      4,471,200
  (Nevada Power Company Project):
    5.60%, 10/1/2030........................................................                         7,000,000      7,031,710
    Refunding 5.90%, 10/1/2030..............................................                         6,000,000      6,157,020
New Hampshire-3.5%
New Hampshire Industrial Development Authority, PCR
  (Public Service Co. Project):
    7.65%, Series A, 5/1/2021...............................................                        15,645,000     16,728,729
    7.65%, Series C, 5/1/2021...............................................                         3,500,000      3,742,445
New Jersey-3.7%
New Jersey Health Care Facilities Financing Authority, Revenue
  (Christian Health Care Center) 8.75%, 7/1/2018 (Insured; MBIA, Prerefunded 7/1/2006)              16,810,000     21,371,730
New Mexico-.8%
Farmington, PCR (Tuscon Electric Power Co., San Juan)
  6.95%, 10/1/2020..........................................................                         4,000,000      4,581,680
New York-1.6%
New York State Energy Research and Development Authority, Electric Facilities
Revenue
  (Long Island Lighting Co.):
    7.15%, 2/1/2022.........................................................                         3,000,000      3,285,570
    6.90%, 8/1/2022.........................................................                         3,275,000      3,583,341
New York State Mortgage Agency, Revenue, Homeowner Mortgage
  6.05%, 4/1/2026...........................................................                         1,995,000      2,121,284
North Carolina-.8%
Charlotte, Special Facilities Revenue, Refunding
  (Charlotte/Douglas International Airport) 5.60%, 7/1/2027 (Guaranteed; U.S. Air)                   5,000,000      4,935,050

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             MARCH 31, 1998 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________  _____________
Ohio-1.0%
Cleveland, Airport Special Revenue (Continental Airlines, Inc. Project) 5.375%, 9/15/2027       $    6,055,000 $    5,901,082
Pennsylvania-9.8%
Beaver County Industrial Development Authority, Collateralized PCR, Refunding
  (Cleveland Electric Project) 7.625%, 5/1/2025.............................                         7,000,000      8,029,070
Butler County Industrial Development Authority, First Mortgage Revenue
  (Saint John Lutheran Care Center):
    9.75%, 10/1/1998........................................................                           175,000        178,448
    Refunding 10%, Series A1, 10/1/2017.....................................                         8,450,000     10,418,427
    Refunding 10%, Series A2, 10/1/2017.....................................                           940,000      1,168,307
Cambria County Hospital Development Authority, HR, Refunding
  (Conemaugh Valley Memorial Hospital) 8.875%, 7/1/2018.....................                         7,000,000      7,202,790
Lehigh County General Purpose Authority, Revenue (Wiley House)
  9.50% 11/1/2016...........................................................                         3,000,000      3,292,170
Montgomery County Industrial Development Authority, First Mortgage Revenue
  (Meadowood Corp. Project):
    8.25%, 12/1/2018........................................................                         3,750,000      4,209,075
    Refunding 10.25%, 12/1/2020 (Prerefunded 12/1/2000) (a).................                         5,000,000      5,857,400
Pennsylvania Housing Finance Agency, SFMR 8.009%, 4/1/2025 (b)..............                         6,000,000      6,517,500
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue
  (Northwestern Corp.) 8.50%, 6/1/2016......................................                         5,200,000      5,568,940
York County Hospital Authority, Revenue, Refunding
  (Health Center-Lutheran Social Services) 6.50%, 4/1/2022..................                         4,250,000      4,575,337
South Carolina-2.4%
Piedmont Municipal Power Agency, Electric Revenue, Refunding
  6.55%, 1/1/2016...........................................................                         4,000,000      4,004,920
South Carolina Housing Authority, Homeownership Mortgage Revenue 9%, 7/1/2018                          690,000        700,612
Spartanburg County, Hospital Facilities Revenue (Spartanburg General Hospital
System)
  8.685%, 4/13/2022 (Prerefunded 4/15/2002) (a,b)...........................                         7,700,000      9,249,625
Texas-4.1%
Houston Airport System, Special Facilities Revenue
  Airport Improvement (Continental Airlines) 6.125%, 7/15/2027..............                         8,100,000      8,496,576
Texas Department of Housing and Community Affairs
  Collateralized Home Mortgage Revenue, Refunding 6.90%, 7/2/2024...........                        11,000,000     12,244,100
Tyler Health Facilities Development Corp., HR, Refunding
  (East Texas Medical Center Regional Health Care System Project) 6.75%, 11/1/2025                   3,000,000      3,223,080
Utah-1.0%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018 (d).                        10,000,000      6,002,000
Virginia-.9%
Fairfax County Water Authority, Revenue 7.76%, 4/1/2029 (b,c)...............                         5,000,000      5,243,750

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            MARCH 31, 1998 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________  _____________
Washington-.7%
Public Utility District No. 1 of Pend Orielle County, Electric Revenue
  6.375%, 1/1/2015..........................................................                    $    3,755,000 $    4,049,992
West Virginia-2.6%
Braxton County, SWDR (Weyerhaeuser Co. Project) 5.80%, 6/1/2027.............        .               14,390,000     15,056,257
Wisconsin-1.9%
Wisconsin Housing and Economic Development Authority, Homeownership Revenue
  8.540%, 7/1/2025 (b,c)....................................................                        10,000,000     11,062,500
Wyoming-.8%
Sweetwater County, SWDR (FMC Corp. Project):
  7%, 6/1/2024..............................................................                         2,200,000      2,463,274
  6.90%, 9/1/2024...........................................................                         2,000,000      2,233,660
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $539,423,451)...................                                     $576,260,787
                                                                                                                =============
Short-Term Municipal Investments-.9%
Alabama-.1%
Stevenson Industrial Development Board, Environmental Improvement Revenue
  (The Mead Corporation Project) VRDN 3.75% (LOC; Toronto-Dominion Bank)....                     $     700,00   $     700,000
Indiana-.8%
Indianapolis, RRR, (Ogden Martin Systems)
  VRDN 3.80% (LOC; Swiss Bank Corporation)..................................                         3,000,000      3,000,000
Princeton, PCR, Refunding (PSI Energy, Inc. Project)
  VRDN 3.65% (LOC; Morgan Guaranty Trust Company)...........................                         1,800,000      1,800,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPALS INVESTMENTS (cost $5,500,000)...................                                   $    5,500,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0% (cost $544,923,451)................................                                     $581,760,787
                                                                                                                =============

DREYFUS STRATEGIC MUNICIPALS, INC.
Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation       MFHR                      Multi-Family Housing Revenue
COP           Certificate of Participation                        PCR                       Pollution Control Revenue
HR            Hospital Revenue                                    RRR                       Resources Recovery Revenue
IDR           Industrial Development Revenue                      SFMR                      Single Family Mortgage Revenue
LOC           Letter of Credit                                    SWDR                      Solid Waste Disposal Revenue
MBIA          Municipal Bond Investors Assurance                  VRDN                      Variable Rate Demand Notes
               Insurance Corporation

Summary of Combined Ratings (Unaudited)
Fitch (f)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       ________________            __________________
AAA                                Aaa                            AAA                                6.1%
AA                                 Aa                             AA                                 9.9
A                                  A                              A                                  5.6
BBB                                Baa                            BBB                               33.1
BB                                 Ba                             BB                                10.5
B                                  B                              B                                  3.5
F-1+ & F-1                         MIG1,VMIG1,P1                  SP1 & A1                            .9
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                     30.4
                                                                                                   _______
                                                                                                    100.0%
                                                                                                   =======
Notes to Statement of Investments:
    (a)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Inverse floater security-the interest rate is subject to change peroidically.
    (c)  Securities exempt from registration under Rule 144A of the
         Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
         At March 31, 1998, these securities amounted to$39,581,250 or 6.7% of net assets.
    (d)  Non-income producing security; interest payments in default.
    (e)  Non-income producing security; interest payment in default.
    (f)  Fitch currently provides creditworthiness information for a limited number of investments.
    (g)  Securities which, while not rated by Fitch, Moody's and Standard &
         Poor's have been determined by the Manager to be of comparable quality to those securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                               MARCH 31, 1998 (UANUDITED)
                                                                                                     Cost           Value
                                                                                                 _____________  _____________
ASSETS:                          Investments in securities-See Statement of Investments           $544,923,451   $581,760,787
                                 Cash.......................................                                          839,488
                                 Interest receivable........................                                       11,462,193
                                 Prepaid expenses...........................                                           53,204
                                                                                                                _____________
                                                                                                                  594,115,672
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        399,231
                                 Payable for investment securities purchased                                        5,885,637
                                 Accrued expenses...........................                                         199,517
                                                                                                                _____________
                                                                                                                    6,484,385
                                                                                                                _____________
NET ASSETS..................................................................                                     $587,631,287
                                                                                                                _____________
                                                                                                                _____________
REPRESENTED BY:                  Paid-in capital............................                                     $550,536,068
                                 Accumulated undistributed investment income-net                                      149,602
                                 Accumulated net realized gain (loss) on investments                                  108,281
                                 Accumulated net unrealized appreciation (depreciation)
                                    on investments-Note 4                                                          36,837,336
                                                                                                                _____________
NET ASSETS..................................................................                                     $587,631,287
                                                                                                                =============
SHARES OUTSTANDING
(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                       58,071,939
NET ASSET VALUE, per share..................................................                                           $10.12
                                                                                                                      =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $18,922,217
EXPENSES:                        Management fee-Note 3(a)...................                   $  2,178,935
                                 Shareholder servicing costs................                         93,795
                                 Shareholders' reports......................                         56,641
                                 Custodian fees-Note 3(b)...................                         49,630
                                 Directors' fees and expenses-Note 3(c).....                         29,930
                                 Professional fees..........................                         19,081
                                 Registration fees..........................                         17,292
                                 Miscellaneous..............................                         12,003
                                                                                               ____________
                                     Total Expenses.........................                                        2,457,307
                                                                                                                 ____________
INVESTMENT INCOME-NET.......................................................                                       16,464,910
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  1,830,390
                                 Net unrealized appreciation (depreciation) on investments        6,658,862
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        8,489,252
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $24,954,162
                                                                                                                 ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                   March 31, 1998          Year Ended
                                                                                    (Unaudited)         September 30, 1997
                                                                                 ________________      ____________________
OPERATIONS:
  Investment income-net...............................................            $  16,464,910             $  37,555,090
  Net realized gain (loss) on investments.............................                1,830,390                 2,426,534
  Net unrealized appreciation (depreciation) on investments...........                6,658,862                 6,626,171
                                                                                  _____________             _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations...               24,954,162                46,607,795
                                                                                  _____________             _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................              (19,084,984)              (38,863,028)
                                                                                  _____________             _____________
CAPITAL STOCK TRANSACTIONS:
  Dividends reinvested-Note 1(c)......................................                4,552,894                 9,392,309
                                                                                  _____________             _____________
  Total Increase (Decrease) in Net Assets.............................               10,422,072                17,137,076
NET ASSETS:
  Beginning of Period.................................................              577,209,215               560,072,139
                                                                                  _____________             _____________
  End of Period.......................................................             $587,631,287              $577,209,215
                                                                                  =============             =============
UNDISTRIBUTED INVESTMENT INCOME-NET...................................          $       149,602            $    2,769,676
                                                                                  _____________             _____________
                                                                                     Shares                     Shares
                                                                                  _____________             _____________
CAPITAL SHARE TRANSACTIONS:
  Increase In Shares Outstanding As A Result Of Dividends Reinvested..                  447,368                   947,655
                                                                                  =============             =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                                     Six Months Ended
                                                            March 31, 1997          Year Ended September 30,
                                                                        _____________________________________________
PER SHARE DATA:                                        (Unaudited)       1997      1996       1995      1994    1993
                                                        __________      ______    ______     ______    ______  ______
    Net asset value, beginning of period..                $10.02      $  9.88     $9.96     $  9.73    $10.43  $10.10
                                                          ______        ______    ______     ______    ______  ______
    Investment Operations:
    Investment income-net.................                  .28           .66       .68        .71        .73     .75
    Net realized and unrealized gain (loss)
      on investments......................                  .15           .16      (.09)       .23       (.69)    .31
                                                          ______        ______    ______     ______    ______  ______
    Total from Investment Operations......                  .43           .82       .59        .94        .04    1.06
                                                          ______        ______    ______     ______    ______  ______
    Distributions:
    Dividends from investment income-net..                 (.33)         (.68)     (.67)      (.71)      (.72)   (.73)
    Dividends from net realized gain on investments          --            --        --         --       (.02)     --
                                                          ______        ______    ______     ______    ______  ______
    Total Distributions...................                  (.33)        (.68)     (.67)      (.71)      (.74)   (.73)
                                                          ______        ______    ______     ______    ______  ______
    Net asset value, end of period........                $10.12        $10.02   $  9.88    $  9.96  $  9.73   $10.43
                                                          ======        ======    ======     ======    ======  ======
    Market value, end of period...........                $   10       $ 105\8   $    10    $  95\8 $   97\8 $  111\8
                                                          ======        ======    ======     ======    ======  ======
TOTAL INVESTMENT RETURN(1)................                 (5.60%)(2)    13.77%    11.23%      4.91%    (4.63%) 12.40%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .85%(2)       .85%      .86%       .87%      .86%    .87%
    Ratio of net investment income
      to average net assets...............                  5.67%(2)      6.64%     6.92%      7.30%     7.24%   7.40%
    Portfolio Turnover Rate...............                 13.97%(3)     16.66%    19.27%     13.68%     4.85%  11.59%
    Net Assets, end of period (000's Omitted)           $587,631      $577      $560,072   $559,862  $541,124 $565,589
(1)    Calculated based on market value.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPALS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1- SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Strategic Municipals, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of market value, shares will be issued by the fund at 95% of market value. If market price is lower than the net asset value per share on the record date, The Bank of New York will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.
    On March 27, 1998, the Board of Directors declared a cash dividend of $.051 per share from investment income-net, payable on April 29, 1998 to shareholders of record as of the close of business on April 15, 1998.

DREYFUS STRATEGIC MUNICIPALS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,594,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. If not applied, the carryover expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended March 31, 1998, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the Fund or (2) 2% of the first $10 million, 11\2% of the next $20 million and 1% of the excess over $30 million of the average value of the Fund's net assets. During the period ended March 31, 1998, there was no expense reimbursement pursuant to the agreement.
    (b) The Fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the Fund. During the period ended March 31, 1998, the Fund was charged $49,630 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1998 amounted to $80,297,307 and $93,631,231, respectively.
    At March 31, 1998, accumulated net unrealized appreciation on investments was $36,837,336, consisting of $48,573,182 gross unrealized appreciation and $11,735,846 gross unrealized depreciation.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC MUNICIPALS, INC.
PROXY (UNAUDITED)
    Stockholders voted on the following proposals presented at the annual stockholders' meeting held on May 15, 1998.  The description of each proposal and the number of shares voted are as follows:
                                                                                              Shares
                                                                           ___________________________________________
                                                                                   For              Authority Withheld
                                                                           ___________________    ____________________
1.To elect three Class I Directors:*
    Hodding Carter III................................................              40,940,517      578,042
    Joseph S. DeMartino...............................................              40,970,173      542,086
    Richard C. Leone..................................................              40,930,605      585,054

                                                                                    Shares
                                                               _______________________________________________________
                                                                       For          Against         Abstained
                                                               _________________    ______________  ____________
2  To ratify the selection of  Ernst & Young LLP
as independent auditors for the Fund...............                 40,660,392      230,214         000,000
*  The terms of these Class I Directors expire in 2001.

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC MUNICIPALS, INC.
200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
David W. Burke
Hodding Carter III
Ehoud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Pringle
John E. Zuccotti
Robert B. Rivel, Director Emeritus
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Secretary
    Mary A. Nelson
Vice President, Assistant Treasurer
and Assistant Secretary
    Michael S. Petrucelli
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Douglas C. Conroy
Vice President and Assistant Secretary
    Christopher J. Kelley
Vice President and Assistant Secretary
    Kathleen K. Morrisey
Vice President and Assistant Secretary
    Elba Vasquez
Portfolio Managers
    Joseph P. Darcy
    A. Paul Disdier
    Karen M. Hand
    Stephen C. Kris
    Richard J. Moynihan
    Jill C. Shaffro
    Samuel J. Weinstock
    Monica S. Wieboldt

Investment Adviser
The Dreyfus Corporation
Custodian
Boston safe Deposit
and Trust Company
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Distribution Agent
and Registrar
The Bank of New York
Stock Exchange Listing
NYSE Symbol: LEO
Initial SEC Effective Date
9/23/87

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal
Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading
"Closed-End Bond Funds" every Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds-Single State Municipal
Bond Funds" every Sunday.


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS STRATEGIC MUNICIPALS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Boston Safe Deposit and
Trust Company
One Boston Place
Boston, MA 02108
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Bank of New York
101 Barclay Street
New York, NY 10286









Printed in U.S.A.                            970SA983
Registration Mark
[Dreyfus logo]
Strategic
Municipals, Inc.
Semi-Annual
Report
March 31, 1998